UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2006

PGMI, INC.

(Exact name of registrant as specified in its charter)

Utah	000-32195	87-0319410
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (714) 895-7772

HAPS USA, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Today the Registrant announced that it has filed a Certificate of Amendment to its Articles of Incorporation to effect a name change to PGMI, Inc. The name change was previously approved by a majority of the Registrant’s shareholders, as reported in its Definitive Information Statement or Schedule 14C which was filed with the Securities and Exchange Commission on February 21, 2006.

In connection with the name change, the Registrant has obtained a new ticker symbol, “PGMI.OB”, which was effective at the opening of business on March 16, 2006. The Registrant’s CUSIP number has changed to 69341E 10 2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGMI, INC.

Date: March 16, 2006	By:	/s/ Shinichi Kanemoto
Shinichi Kanemoto
Chief Executive Officer

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